Commercial Vehicle Group, Inc. Patrick Miller President and CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor Relations May 2016

Forward Looking Statement This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium and heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xi) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xii) volatility and cyclicality in the commercial vehicle market adversely affecting us; and (xiii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2015. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. pg | 1 pg | 1

Commercial Vehicle Group - Overview 27 Facilities 9 Countries 2015 sales $825M NASDAQ CVGI pg |2

Products Two Major Segments - Global Truck and Bus, Global Construction and Agriculture pg | 3

2015 Consolidated Sales Breakout 41% 22% 19% 11% 7% Product Seats Trim Wire Harness Structures Wipers/Motors 49% 18% 4% 1% 16% 12% End Market OEM Truck OEM Construction OEM Bus OEM Agriculture Aftermarket Other 21% 18% 11% 8% 7% 6% 29% Customer Volvo Daimler Paccar Caterpillar Navistar John Deere All Other 78% 12% 10% Region N AM EMEA APAC pg | 4

2015 Segment Sales Breakout 70% 15% 6% 2% 7% Global Truck and Bus MD/HD Truck OEM Aftermarket/OES Bus OEMs Construction OEMs Other 52% 16% 14% 5% 3% 3% 7% Global Construction and Agriculture Construction Aftermarket/OES Auto Truck Agriculture Military Other • MD/HD Truck OEM 70% • Aftermarket/OES 15% • Bus OEMs 6% • Construction OEMs 2% • Other 7% 2015 Sales: $ 564.6 million (68.4%) • Construction 52% • Aftermarket/OES 16% • Automotive 14% • Truck 5% • Agriculture 3% • Military 3% • Other 7% 2015 Sales: $ 260.7 million (31.6%) pg | 5

Global Truck and Bus Improve the Core • Defend leadership position in NA – Next Gen product launches • Transition to hard trim with asset and resource investments • Optimize landed cost positions with key customers – The restructuring plans support this direction • New process technology, Productivity (OpX), supply chain, and consolidation to right locations Growth • Gain share with revised infrastructure in North America • Next Gen Seating programs landed and launching • Hard trim and content increases for next gen • New derivative aftermarket products • Recreation and turf has been growing • Expand positions in APAC in truck and bus segment – India, China, Thailand, and Japan pg | 6

GTB - Improve the Core pg | 7 • New automated system using dry substrates improves labor, material usage, floor-space and cycle time • Proprietary process technology and material • Next generation headliner business won with this process Hard Trim – Molding and Forming • Installed large tonnage injection molding presses in North Carolina and Mexico • Expanded thermoforming capability in North Carolina and Mexico • Added design capability for trim Vertical Integration • In process of expanding Mexico capabilities Dry Urethane

GTB – Growth Example India Investment • Developed a modular driver seat for applications on truck, bus, and off-road vehicles • Locally sourced, common core architecture modified to specific needs; meets global standards • Announced domestic wins with new products – JCB, Eicher, Komatsu, and TATA On-highway applications • Engineering Center – global engineering support and local seat validation • Indian GDP projected at 7.6% growth in 2016 • Commercial vehicle markets up 13 -15% in 2016 vs. 2015 pg | 8

Global Construction & Agriculture Improve the Core • Restructuring efforts – Announced Edgewood, IA facility consolidation into Mexico – Expanding Mexico and Ukraine wire harness • Margin enhancement through commercial, productivity, supply chain focus • Seat operations in China and Europe Growth • Wire harness – speed to market, on site engineering, and flexibility • Construction/Ag seats – Two phase product development • Ag seating is larger market compared to construction in dollars • Fill out product line to cater to mid-size equipment • Aftermarket in Westernized regions – builds knowledge, margins, and credibility pg | 9

GCA - Improve the Core Cost/Margin • Restructuring – reducing fixed costs and improving leverage • Operational Excellence gaining traction – Re-alignment of seat product/process complexity – Driving quality, throughput, and productivity • Supply Chain – Simplifying chain and logistics – localization – Improving supplier inbound performance – Leveraging global buy while consolidating • Commercial – Modifying currency arrangements – Targeting underperforming products Cost Reduction Example Current State • 173 Purchased welded assemblies Future State • Reducing to 27 SKUs sourced with customization in-house Savings ~ $630k/yr pg | 10

GCA – Growth • Wire harness – Improvements in flexibility and low cost capacity – Installing small lot production processes – Expanding foam harness to Europe • Product Development – Sentinel Seat in production in North America and Europe • Foam in Place derivative in 2016 – light duty construction – Construction/Ag Phase 1 – 2016 – Construction/Ag Phase 2 – 2018 – Utilizing India modular seat for off-road in emerging segments • Targets – Wire harness - power gen, construction, agriculture, truck, military and transmission mainly in Europe and North America – Construction seating in Europe, Asia, North America – Agriculture seating in North America and Europe pg | 11

FINANCIAL UPDATE pg | 12 pg |

Financial Results Sales and Adjusted Operating Income Margin See appendix for reconciliation of GAAP to non-GAAP financial measures – Adjusted Operating Income reconciliation pg | 13 Dollars (millions) 5.4% 3.3% 5.3% 0% 1% 2% 3% 4% 5% 6% 50 100 150 200 250 Q1 2015 Q4 2015 Q1 2016 Operating Income Margin Sales Sales Adjusted OIM

See appendix for reconciliation of GAAP to non-GAAP financial measures – Adjusted Operating Income reconciliation Financial Results • Sales generally reflect end markets • Gross profit margin up on less sales • Centrally led Procurement & Logistics • Operational Excellence • Productivity • Facility restructuring • SG&A down • Good operating income margin protection Q1 2016 B (W) (Dollars in millions) Q1 2016 Q4 2015 Q1 2015 Q4 2015 Q1 2015 Sales 180.3 184.7 220.3 (4.4) -2% (40.0) -18% Gross Profit 25.8 25.0 29.8 0.8 3% (4.0) -13% Gross Profit Margin 14.3% 13.5% 13.5% 80 bps 80 bps SG&A 16.0 18.5 17.5 2.5 14% 1.5 9% Adj. Operating Income 9.5 6.1 11.9 3.4 56% (2.4) -20% Adj. Operating Income Margin 5.3% 3.3% 5.4% 200 bps (10) bps N.A. Class 8 Production (000's) 64 76 79 (12.0) -16% (15.0) -19% N.A. Class 5 - 7 Production (000's) 57 57 57 - - - - pg | 14

Segments1  Strong North American business  Developing global presence  Profitable  Developing global seat business Leverage GTB capabilities and know-how Seat cost structure not yet optimized Profitable wire harness business/Winning new wire harness business (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Sales $ 116.5 $ 65.8 Gross Profit Margin 15.3% 12.6 % SG&A $ 6.5 $ 4.5 Adjusted OIM 9.5% 5.9% 1 For the quarter ended March 31, 2016 See appendix for reconciliation of GAAP to non-GAAP financial measures – Segment Adjusted Operating Income reconciliation pg | 15

See appendix for reconciliation of GAAP to non-GAAP financial measures – EBITDA reconciliation Capital Structure pg | 16 Capital Allocation Strategy – 1.) liquidity; 2.) growth; 3.) de-leverage; 4.) return capital to shareholders (Dollars in millions) 2013 2014 2015 LTM Q1 2016 Principal Balance $235 Debt 250$ 250$ 235$ 235$ Interest 7.875% Cash 73 70 92 98 Due April 2019 Net Debt 177$ 180$ 143$ 137$ April 2016 Redemption 102% April 2017 Redemption 100% EBITDA 27$ 52$ 56$ 53$ Leverage: Moody's B2 / Stable Debt/EBITDA 9.3 X 4.8 X 4.2 X 4.4 X S&P B / Stable Net Debt/EBITDA 6.6 X 3.5 X 2.6 X 2.6 X Liquidity: Cash 98$ Commitment $40 ABL 40$ Availability $37 Less: LOC (3)$ Letters of Credit $3 Total 135$ Accordion Option $35 Senior Secured Notes Agency Ratings/Outlook Asset Based Credit Facility pg | 16

Appendix pg | 17

GAAP To Non-GAAP Reconciliation Adjusted Operating Income Reconciliation 2016 (Dollars in millions) Q1 Q4 Q1 Sales 220.3 184.7 180.3 Cost of Sales 191.2 160.4 154.6 Gross Profit 29.1 24.3 25.7 SGA 17.6 18.7 16.8 Amortization 0.3 0.3 0.3 Operating Income 11.2 5.3 8.6 OIM 5.1% 2.9% 4.8% Special Items: Asset Impairment 0.6 Restructuring 0.7 0.8 0.3 Adjusted Operating Income 11.9 6.1 9.5 Adjusted OIM 5.4% 3.3% 5.3% 2015 pg | 18

EBITDA Reconciliation GAAP To Non-GAAP Reconciliation pg | 19 (Dollars in millions) 2013 2014 2015 LTM Q1 2016 Operating Income 6.4 33.7 38.0 35.4 Depreciation 19.0 16.7 16.4 16.3 Amortization 1.6 1.5 1.3 1.3 EBITDA 27.0 51.9 55.7 53.0

GAAP To Non-GAAP Reconciliation Segment Adjusted Operating Income Reconciliation Quarter Ended March 31, 2016 (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Operating Income $ 11.0 $ 3.8 2016 Special Items Restructuring $ 0.1 $ 0.1 Adjusted Operating Income $ 11.1 $ 3.9 Adjusted Operating Income Margin 9.5% 5.9% pg | 20